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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

2U, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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April 16, 2015

Dear Fellow Stockholder:

        I am pleased to invite you to attend our 2015 annual meeting of stockholders, to be held on May 26, 2015 at 3:30 p.m., local time, at the Park Hyatt Washington, 1201 24th Street, NW, Washington, D.C. 20037.

        This booklet includes the notice of meeting of stockholders and the proxy statement. The proxy statement describes the various matters to be acted upon during the annual meeting and provides other information concerning 2U, Inc. of which you should be aware when you vote your shares.

        You can ensure that your shares are represented at the meeting by promptly completing and mailing your proxy or you may vote in person by attending the annual meeting. If you hold shares through a broker or other nominee in "street name," you may also be able to vote using the Internet or telephone by following the voting instructions provided to you in your materials, which may include the ability to vote using the Internet or by telephone.

        On behalf of the Board of Directors of 2U, Inc., I would like to express our appreciation for your ownership and continued interest in the affairs of 2U, Inc., and I hope you will be able to join us on May 26, 2015 for our 2015 annual meeting of stockholders.

Sincerely,

Christopher J. Paucek
 Chief Executive Officer

2U, INC.
8201 CORPORATE DRIVE, SUITE 900
LANDOVER, MARYLAND 20785

NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 26, 2015

Stockholders of 2U, Inc.:

        The 2015 Annual Meeting of Stockholders (the "Meeting") of 2U, Inc. (the "Company") will be held at the Park Hyatt Washington, 1201 24th Street, NW, Washington, D.C. 20037 on May 26, 2015, beginning at 3:30 p.m., local time, for the following purposes:

  1.
  To elect three (3) Class I directors, nominated by the Board of Directors of the Company, to serve on the Board of Directors until the Company's 2018 annual meeting of stockholders and until their successors are duly elected and qualified or until their earlier death, resignation or removal;

  2.
  To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the 2015 fiscal year; and

  3.
  To transact such other business as may properly come before the Meeting or any adjournment thereof.

        The close of business on April 6, 2015 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or at any adjournment thereof. A list of stockholders entitled to vote at the Meeting will be available for inspection by any stockholder for any purpose germane to the Meeting, during regular business hours, for a period of ten days prior to the Meeting, at the Company's principal place of business at 8201 Corporate Drive, Suite 900, Landover, Maryland 20785. The above items of business for the Meeting are more fully described in the proxy statement accompanying this notice.

        Your vote is important.    Please read the proxy statement and the instructions on the enclosed proxy card and then, whether or not you plan to attend the Meeting in person, and no matter how many shares you own, please submit your proxy promptly by completing, dating and returning your proxy card in the envelope provided. This will not prevent you from voting in person at the Meeting. It will, however, help to assure a quorum and to avoid added proxy solicitation costs. If you hold shares through a broker or other nominee in "street name," you should follow the voting instructions provided to you in your materials, which may include the ability to vote using the Internet or by telephone.

        You may revoke your proxy at any time before the vote is taken by delivering to the Corporate Secretary of the Company a written revocation or a proxy with a later date or by voting your shares in person at the Meeting, in which case your prior proxy would be disregarded.

By Order of the Board of Directors,

Christopher J. Paucek Chief Executive Officer

April 16, 2015

        The proxy statement and form of proxy accompanying this notice are being sent to our stockholders on or about April 16, 2015, in connection with our solicitation of proxies for use at the Meeting or at any adjournment(s) or postponement(s) of the Meeting.

2U, INC.
PROXY STATEMENT
FOR
MEETING OF STOCKHOLDERS
MAY 26, 2015

INTRODUCTION

        The annual meeting of stockholders (the "Meeting") of 2U, Inc., a Delaware corporation ("2U," "we," "us," "our," or the "Company"), will be held on May 26, 2015, beginning at 3:30 p.m., local time, at the Park Hyatt Washington, 1201 24th Street, NW, Washington, D.C. 20037. We encourage all of our stockholders to vote, and we hope that the information contained in this document will help you decide how you wish to vote.

        The Board of Directors of the Company (the "Board") does not intend to bring any matter before the Meeting except as specifically indicated in the notice and does not know of anyone else who intends to do so. If any other matters properly come before the Meeting, however, the persons named in the enclosed proxy, or their duly constituted substitutes acting at the Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters. If the enclosed proxy is properly executed and returned to, and received by, the Company prior to voting at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. In the absence of instructions, the shares will be voted "FOR" Proposal One, the election of three (3) Class I directors, nominated by the Board, to serve on the Board until the Company's 2018 annual meeting of stockholders and until their successors are duly elected and qualified or until their earlier death, resignation or removal; and "FOR" Proposal Two, the ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the 2015 fiscal year. Any proxy may be revoked at any time before its exercise by notifying the Corporate Secretary of 2U in writing, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

THE MEETING OF STOCKHOLDERS

Why did I receive these proxy materials?

        We are furnishing this proxy statement in connection with the Board's solicitation of proxies to be voted at the Meeting and at any adjournment or postponement of the Meeting. At the Meeting, stockholders will act upon proposals:

  •
  To elect three (3) Class I directors, nominated by the Board, to serve on the Board until the Company's 2018 annual meeting of stockholders and until their successors are duly elected and qualified or until their earlier death, resignation or removal;

  •
  To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the 2015 fiscal year; and

  •
  To transact such other business as may properly come before the Meeting or any adjournment thereof.

        These proxy solicitation materials are being sent to our stockholders on or about April 16, 2015.

Who is entitled to vote at the Meeting?

        The Board has determined that those stockholders who are recorded in our record books as owning shares of the Company's common stock, par value $0.001 per share, as of the close of business on April 6, 2015, are entitled to receive notice of and to vote at the Meeting. As of the record date, there were 41,216,867 shares issued and outstanding. Your shares may be (1) held directly in your name as the stockholder of record and/or (2) held for you as the beneficial owner through a broker, bank or other nominee. Our common stock is our only class of outstanding voting securities.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

        Many of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

  Stockholder of Record

        If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares, and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Meeting. We have enclosed or sent a proxy card for you to use.

  Beneficial Owner

        If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or nominee which is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker on how to vote your shares and are also invited to attend the Meeting. However, because you are not the stockholder of record, you may not vote these shares in person at the Meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. Your broker, bank or nominee, as the stockholder of record, has enclosed or provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares. If you do not provide the stockholder of record with voting instructions, your shares may constitute broker non-votes. The effect of broker non-votes is more specifically described in "What vote is required to approve each item?" below.

What do I need to attend the Meeting?

        Attendance at the Meeting is limited to stockholders. Registration will begin at 2:30 p.m., local time, and each stockholder will be asked to present a valid form of personal identification. Cameras, recording devices and other electronic devices will not be permitted at the Meeting. Additional rules of conduct regarding the Meeting may be provided at the Meeting.

How can I vote my shares in person at the Meeting?

        Shares held directly in your name as the stockholder of record may be voted in person at the Meeting.

        SHARES HELD BENEFICIALLY IN STREET NAME MAY BE VOTED IN PERSON BY YOU ONLY IF YOU OBTAIN A SIGNED PROXY FROM THE RECORD HOLDER GIVING YOU THE RIGHT TO VOTE THE SHARES.

        EVEN IF YOU CURRENTLY PLAN TO ATTEND THE MEETING, WE RECOMMEND THAT YOU ALSO SUBMIT YOUR PROXY AS DESCRIBED BELOW SO THAT YOUR VOTE WILL BE COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE MEETING.

How can I vote my shares without attending the Meeting?

        Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the Meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker, bank or nominee.

        Please refer to the summary instructions below and those included on your proxy card or, for shares held in street name, the voting instruction card included by your broker, bank or nominee.

        BY MAIL—You may vote by mail by marking, signing and dating your proxy card or, for shares held in street name, the voting instruction card included by your broker, bank or nominee and mailing it in the accompanying enclosed, pre-addressed envelope. If you provide specific voting instructions, your shares will be voted as you instruct. If the pre-addressed envelope is missing, please mail your completed proxy card to American Stock Transfer & Trust Company at 121 Moonachie Avenue, Moonachie, NJ 07074.

        BY INTERNET OR TELEPHONE—If you hold shares through a broker or other nominee in "street name," you may be able to vote by the Internet or telephone as permitted by your broker or nominee. The availability of Internet and telephone voting for beneficial owners will depend on the voting process of your broker, bank or other holder of record. Therefore, we recommend that you follow the voting instructions you receive.

        If you cast your vote in any of the ways set forth above, your shares will be voted in accordance with your voting instructions, unless you validly revoke your proxy. If you are a stockholder of record and you sign and return your proxy card but you do not specify how you want to vote your shares, we will vote them "FOR" Proposal One and Proposal Two. We do not currently anticipate that any other matters will be presented for action at the Meeting. If any other matters are properly presented for action, the persons named on your proxy will vote your shares on these other matters in their discretion, under the discretionary authority you have granted to them in your proxy.

        If you own shares in "street name" through a broker and you do not provide instructions to your broker on how to vote your shares, your broker has discretion to vote these shares on certain "routine" matters, including the ratification of the appointment of KPMG LLP as our independent registered public accounting firm. However, on non-routine matters such as the election of directors, your broker must receive voting instructions from you because it does not have discretionary voting power for these proposals. So long as the broker has discretion to vote on at least one proposal, these "broker non-votes" are counted toward establishing a quorum. When voted on "routine" matters, broker non-votes are counted toward determining the outcome of that "routine" matter. Therefore, it is important that you provide voting instructions to your broker, bank or other nominee.

Can I change my vote after I submit my proxy?

        Yes. Even after you have submitted your proxy, you may change your vote at any time prior to the close of voting at the Meeting by:

  •
  filing with our Corporate Secretary at 8201 Corporate Drive, Suite 900, Landover, Maryland 20785 a signed, original written notice of revocation dated later than the proxy you submitted,

  •
  submitting a duly executed proxy bearing a later date, or

  •
  attending the Meeting and voting in person.

        In order to revoke your proxy, prior to the Meeting, we must receive an original notice of revocation of your proxy at the address above sent by U.S. mail or overnight courier. If you grant a proxy, you are not prevented from attending the Meeting and voting in person. However, your attendance at the Meeting will not by itself revoke a proxy that you have previously granted; you must vote in person at the Meeting to revoke your proxy.

        If your shares are held in a stock brokerage account or by a bank or other nominee, you may revoke your proxy by following the instructions provided by your broker, bank or nominee.

        All shares that have been properly voted and not revoked will be voted at the Meeting.

Is there a list of stockholders entitled to vote at the Meeting?

        A complete list of stockholders entitled to vote at the Meeting will be available for examination by the Company's stockholders for any purpose germane to the Meeting, during regular business hours, for a period of ten days prior to the Meeting, at the Company's principal place of business and at the Meeting.

What constitutes a quorum to transact business at the Meeting?

        Before any business may be transacted at the Meeting, a quorum must be present. The presence at the Meeting, in person or by proxy, of the holders of a majority in voting power of the shares outstanding and entitled to vote on the record date will constitute a quorum. At the close of business on the record date, 41,216,867 shares were issued and outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the Meeting for purposes of a quorum.

What is the recommendation of the Board of Directors?

        Our Board recommends a vote "FOR" the election of three (3) Class I directors, nominated by the Board, to serve on the Board until the Company's 2018 annual meeting of stockholders and until their successors are duly elected and qualified or until their earlier death, resignation or removal and "FOR" the ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the 2015 fiscal year.

What vote is required to approve each item?

        Directors named in Proposal One are elected by a plurality of the votes cast at the Meeting, and the director nominees who receive the greatest number of votes at the Meeting (up to the number of directors to be elected) will be elected. You may vote "FOR" or "WITHHELD" with respect to election of directors. Shares will be voted, if authority to do so is not withheld, for election of the Board's nominees named in Proposal One. Only votes "FOR" or "WITHHELD" are counted in determining whether a plurality has been cast in favor of a director. Broker non-votes, if any, will not affect the outcome of the vote on the election of directors.

        The affirmative vote of at least a majority in voting power of the shares present, in person or by proxy, at the Meeting and entitled to vote on Proposal Two will be required to ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the 2015 fiscal year. Abstentions will have the same effect as votes "AGAINST" Proposal Two.

        The affirmative vote of at least a majority in voting power of the shares present, in person or by proxy, at the Meeting and entitled to vote will be required to approve any stockholder proposal. Under applicable Delaware law, in determining whether any stockholder proposal has received the requisite number of affirmative votes, abstentions and broker non-votes will be counted and will have the same effect as a vote against any stockholder proposal.

        As noted above, a "broker non-vote" occurs when a broker, bank or other holder of record holding shares for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. If you are a beneficial owner, your broker, bank or other holder of record is permitted to vote your shares on "routine" matters even if the record holder does not receive voting instructions from you. Absent instructions from you, the record holder may not vote on any "non-routine" matter, including the election of directors and any stockholder proposal. Without your voting instructions, a broker non-vote will occur. An "abstention" occurs at the Meeting if your shares are deemed to be present at the Meeting, either because you attend the Meeting or because you have properly completed and returned a proxy, but you do not vote on any proposal or other matter which is required to be voted on by our stockholders at the Meeting, or, when applicable, if you specify that you wish to "abstain" from voting on an item. You should consult your broker if you have questions about this.

What does it mean if I receive more than one proxy or voting instruction card?

        It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Where can I find the voting results of the Meeting?

        We will announce preliminary voting results at the Meeting and will publicly disclose results in a Current Report on Form 8-K within four business days after the date of the Meeting.

Who will count the votes?

        A representative of American Stock Transfer & Trust Company, our transfer agent, will both tabulate the votes and serve as the inspector of election.

Who will pay for the cost of this proxy solicitation?

        We are making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. We will request banks, brokers, nominees, custodians and other fiduciaries who hold shares in street name to forward these proxy solicitation materials to the beneficial owners of those shares, and we will reimburse them the reasonable out-of-pocket expenses they incur in doing so.

How can I access the Company's proxy materials and annual report electronically?

        A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 as filed with the United States Securities and Exchange Commission ("SEC") on February 26, 2015 is being mailed concurrently with this proxy statement to all stockholders entitled to notice of and to vote at the Meeting. A copy of our Annual Report on Form 10-K and these proxy materials are available without charge at http://investor.2u.com/. References to our website in this proxy statement are not intended to function as hyperlinks, and the information contained on our website is not intended to be incorporated into this proxy statement. These proxy materials are also available in print to stockholders without charge and upon request, addressed to 2U, Inc., 8201 Corporate Drive, Suite 900, Landover, Maryland 20785, Attention: Corporate Secretary. You are encouraged to access and review all of the important information contained in the proxy materials before voting.

May I propose actions for consideration at next year's annual meeting of stockholders?

        Any proposals that our stockholders wish to have included in our proxy statement and form of proxy for the 2016 annual meeting of stockholders must be received by us no earlier than the close of business on January 27, 2016 and no later than the close of business on February 26, 2016 and must otherwise comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934 (the "Exchange Act"). The Company's amended and restated bylaws (the "Bylaws") provide that, in order for a stockholder to propose any matter for consideration at an annual meeting of the Company other than matters set forth in the Notice of Meeting, such stockholder must have delivered timely prior written notice to the Secretary of the Company at the principal executive offices of the Company not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year's annual meeting. In the event that the date of the annual meeting is advanced more than twenty-five (25) days prior to or delayed by more than twenty-five (25) days after the anniversary of the preceding year's annual meeting, notice by the stockholder to be timely must be so received not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which the public announcement of the date of such meeting is first made. In no event shall an adjournment or a postponement of an annual meeting for which notice has been given, or the public announcement thereof has been made, commence a new time period for the giving of a stockholder's notice as described above.

        Such notice must contain certain information about such business and the stockholder who proposes to bring the business before the meeting, including: (A) the name and address of each proponent of the proposal ("Proponent"), as it appears on the Company's books; (B) the class, series and number of shares of the Company that are owned beneficially and of record by each Proponent; (C) a description of any agreement, arrangement or understanding (whether oral or in writing) with respect to such nomination or proposal between or among any Proponent and any of its affiliates or associates, and any others (including their names) acting in concert, or otherwise under the agreement, arrangement or understanding, with any of the foregoing; (D) a representation that the Proponents are holders of record or beneficial owners, as the case may be, of shares of the Company entitled to vote at the meeting and intend to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice (with respect to a notice under Section 5(b)(1) of the Bylaws of the Company) or to propose the business that is specified in the notice (with respect to a notice under Section 5(b)(2) of the Bylaws of the Company); (E) a representation as to whether the Proponents intend to deliver a proxy statement and form of proxy to holders of a sufficient number of holders of the Company's voting shares to elect such nominee or nominees (with respect to a notice under Section 5(b)(1) of the Bylaws of the Company) or to carry such proposal (with respect to a notice under Section 5(b)(2) of the Bylaws of the Company); (F) to the extent known by any Proponent, the name and address of any other stockholder supporting the proposal on the date of such stockholder's notice; (G) a description of all Derivative Transactions (as defined in the Bylaws of the Company) by each Proponent during the previous twelve (12) month period, including the date of the transactions and the class, series and number of securities involved in, and the material economic terms of, such Derivative Transactions; (H) a representation and agreement that such Proponent (1) is not and will not become a party to any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Company, will act or vote on any issue or question, (2) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director of the Company that has not been disclosed to the Company in such representation and agreement and (3) in such person's individual capacity, would be in compliance, if elected as a director of the Company, and will comply with, all applicable publicly disclosed confidentiality, corporate governance, conflict of interest, Regulation FD, code of conduct and ethics, and stock ownership and trading policies and guidelines of the Company; and (I) any other information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder. Any proposals should be sent to:

2U, INC.
8201 CORPORATE DRIVE, SUITE 900
LANDOVER, MARYLAND 20785
ATTENTION: CORPORATE SECRETARY

        NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT AND, IF GIVEN OR MADE, SUCH INFORMATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED, AND THE DELIVERY OF THIS PROXY STATEMENT SHALL UNDER NO CIRCUMSTANCES CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY SINCE THE DATE OF THIS PROXY STATEMENT.

PROPOSAL ONE—
ELECTION OF DIRECTORS

        There are currently ten members of our Board. Pursuant to the Company's Amended and Restated Certificate of Incorporation, the Board is "classified," which means that it is divided into three classes of directors based on the expiration of their terms. Under the classified board arrangement, directors are elected to terms that expire on the annual meeting date three years following the annual meeting at which they were elected, and the terms are "staggered" so that the terms of approximately one-third of the directors expire each year. At the Meeting, our stockholders will elect three directors to hold office until the 2018 annual meeting of stockholders and until their respective successors have been duly elected and qualified or until their earlier death, resignation or removal. Accordingly, this Proposal One seeks the election of three directors, Paul A. Maeder, Robert M. Stavis and Christopher J. Paucek, as Class I directors whose terms would expire in 2018.

        Each of the three nominees currently serves as a Class I director of the Company. The Board, upon recommendation of the Nominating and Corporate Governance Committee, has nominated Paul A. Maeder, Robert M. Stavis and Christopher J. Paucek to serve again as Class I directors until the 2018 annual meeting of stockholders and until their respective successors have been duly elected and qualified or until their earlier death, resignation or removal. Each nominee has consented to serve as a director if elected at the Meeting. Should a nominee become unavailable to accept election as a director, the persons named in the enclosed proxy will vote the shares that such proxy represents for the election of such other person as the Board may nominate. We have no reason to believe that any of the nominees will be unable to serve.

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE ELECTION OF THE
THREE CLASS I DIRECTOR NOMINEES.

        Set forth below is certain information concerning each nominee for election as a director at the Meeting and each director whose current term of office will continue after the Meeting. Each of our directors brings to our Board a wealth of varied experience derived from service as executives, financial experts, subject experts and/or industry leaders. They also all bring extensive board experience. Specific individual qualifications and skills of each of our directors that contribute to the Board's effectiveness as a whole are described in the following paragraphs. For more information on the criteria used in nominating directors, see "Board of Directors and Committees—Nomination of Directors" below.

Name	Age	Class and Position
Paul A. Maeder	61	Class I Director and Chairman of the Board
Robert M. Stavis	52	Class I Director
Christopher J. Paucek	44	Class I Director
Timothy M. Haley	60	Class II Director
Earl Lewis	59	Class II Director
Michael T. Moe	52	Class II Director
Sallie L. Krawcheck	50	Class III Director
Mark J. Chernis	48	Class III Director
John M. Larson	63	Class III Director
Edward S. Macias	71	Class III Director

Class I—Directors with Terms Expiring in 2015

        Paul A. Maeder.    Mr. Maeder has served on our Board since February 2010 and as chairman of our Board since November 2012. Mr. Maeder is a General Partner of Highland Capital Partners, a venture capital firm he co-founded in 1988. He currently serves on the boards of several private companies. He holds a B.S.E. in Aerospace and Mechanical Sciences from Princeton University, an

M.S.E. in Mechanical Engineering from Stanford University and a M.B.A. from the Harvard Business School. Our Board believes that Mr. Maeder's broad experience investing in the online higher education and software industries and his experience serving as a board member for numerous companies enable him to make valuable contributions to the Board.

        Robert M. Stavis.    Mr. Stavis has served on our Board since April 2011. Mr. Stavis has been a partner at Bessemer Venture Partners, a venture capital firm, since 2000. Prior to joining Bessemer, Mr. Stavis was an independent private equity investor. Prior to that, he served in various positions at Salomon Smith Barney, including as co-head of global arbitrage trading. Mr. Stavis holds a B.A.S. in Engineering from the University of Pennsylvania's School of Engineering and Applied Sciences and a B.S. in Economics from the University of Pennsylvania's Wharton School. Our Board believes that Mr. Stavis's broad experience investing in the emerging software technology industry and his experience serving as a board member for numerous companies enable him to make valuable contributions to the Board.

        Christopher J. Paucek.    Mr. Paucek is a co-founder of the Company and has served as our Chief Executive Officer since January 2012 and as a member of our Board since March 2012. He previously served as our President and Chief Operating Officer from April 2008 through December 2011. Prior to 2U, Mr. Paucek served as the chief executive officer of Smarterville, Inc., the parent company of Hooked on Phonics, from 2007 until 2008. From 2004 to 2007, Mr. Paucek served as vice president of business development and president of Educate Products for Educate, Inc. In 2004, Mr. Paucek served as deputy campaign manager for the successful re-election campaign of United States Senator Barbara Mikulski. Mr. Paucek began his career in 1993 by co-founding Cerebellum Corporation, the media company behind the award-winning educational Standard Deviants television program and video series, and he led Cerebellum as co-chief executive officer until 2003. Mr. Paucek holds a B.A. from The George Washington University and is currently enrolled in our MBA@UNC program at the UNC Kenan-Flagler Business School of the University of North Carolina at Chapel Hill. Our Board believes that Mr. Paucek's knowledge of the Company as one of our co-founders, and his broad experience leading education companies, enable him to make valuable contributions to the Board.

CONTINUING DIRECTORS

Class II—Directors with Terms Expiring in 2016

        Timothy M. Haley.    Mr. Haley has served on our Board since February 2010. Mr. Haley is a founding partner of Redpoint Ventures, a venture capital firm, and has been a Managing Director of the firm since 1999. Mr. Haley was also the managing director of Institutional Venture Partners, a venture capital firm, from 1998 to 2010. From 1986 to 1998, Mr. Haley was the president of Haley Associates, an executive recruiting firm in the high technology industry. Mr. Haley currently serves on the board of directors of Netflix, Inc. and several private companies. Mr. Haley holds a B.A. from Santa Clara University. Our Board believes that Mr. Haley's broad experience investing in software, consumer Internet and digital media industries, and his experience serving as a board member for numerous companies, enable him to make valuable contributions to the Board.

        Earl Lewis.    Dr. Lewis was appointed to our Board at the time of the initial public offering of the Company's shares. Since March 2013, Dr. Lewis has been the President of The Andrew W. Mellon Foundation, a philanthropic organization committed to advancing higher education, the arts and civil society. From January 2013 to March 2013, he served as President-designate of the Mellon Foundation. Prior to joining the Mellon Foundation, Dr. Lewis served as Provost and Executive Vice President of Academic Affairs at Emory University from 2004 to December 2012. He also held a variety of faculty positions at the University of California at Berkeley and the University of Michigan from 1984 through 2004, and served as Vice Provost for Academic Affairs—Graduate Studies and dean of the Horace H. Rackham School of Graduate Studies at the University of Michigan from 1998 to 2004. Dr. Lewis holds a B.A. from Concordia College and a M.A. and Ph.D. from the University of Minnesota. Our Board believes that Dr. Lewis's broad experience in academia, both as a faculty member and as an administrator at leading universities, will allow him to make valuable contributions to the Board.

        Michael T. Moe.    Mr. Moe has served on our Board since February 2013. Mr. Moe is the co-founder of GSV Capital Corp. and has served as its Chief Executive Officer and Chief Investment Officer and on its board of directors since September 2010. Prior to founding GSV, in April 2009 Mr. Moe co-founded and served as an advisor to Next Advisors, which became GSV Advisors in May 2011. Also during this time, Mr. Moe co-founded and served as chief executive officer of each of Next Up Media beginning in December 2009, which became GSV Media in May 2011, and Next Asset Management beginning in September 2010, which became GSV Asset Management in May 2011. Prior to this, Mr. Moe co-founded and served as chairman and chief executive officer of ThinkEquity Partners, an asset management and investment banking firm focusing on venture capital, entrepreneurial and emerging growth companies, from 2001 to September 2008. Before ThinkEquity, he held positions as head of global growth research at Merrill Lynch and head of growth research and strategy at Montgomery Securities. Mr. Moe holds a B.A. in Political Science and Economics from the University of Minnesota. Our Board believes that Mr. Moe's broad experience investing in emerging growth equity markets and his experience serving as a board member for numerous companies enable him to make valuable contributions to the Board.

Class III—Directors with Terms Expiring in 2017

        Sallie L. Krawcheck.    Ms. Krawcheck was appointed to our Board as of the initial public offering of the Company's shares. Ms. Krawcheck has been the Chief Executive Officer and owner of Ellevate Asset Management, an investment firm focused on companies where women make up a significant portion of officers and directors, since June 2014, and an owner of Ellevate Network (formerly 85 Broads), a professional women's networking organization, since May 2013. Ms. Krawcheck was the President of Global Wealth & Investment Management for Bank of America from August 2009 to September 2011. Prior to joining Bank of America, Ms. Krawcheck held a variety of senior executive positions at Citigroup from 2002 to 2008, including Chief Executive Officer of its Smith Barney division, Chief Financial Officer of Citigroup and Chief Executive Officer and Chairman of Citi Global Wealth Management. She served as a director of BlackRock Inc. from 2009 to 2011 and Dell Inc. from 2006 to 2009. Ms. Krawcheck holds a B.A. from the University of North Carolina at Chapel Hill and a M.B.A. from Columbia University. Our Board believes that Ms. Krawcheck's financial acumen and broad experience serving in leadership roles with financial and investment firms will allow her to make valuable contributions to the Board.

        Mark J. Chernis.    Mr. Chernis has served on our Board since January 2009. Mr. Chernis joined Pearson in June 2011 following the acquisition of SchoolNet. He currently serves as the SVP of Strategic Partnerships and Investments and was previously the President and Chief Operating Officer of SchoolNet. Mr. Chernis has held various positions at The Princeton Review beginning in 1984, most recently serving as its President from 1995 to November 2007. Mr. Chernis holds a B.A. from Vassar College. Our Board believes that Mr. Chernis's deep knowledge of the higher education industry and his long-term experience serving as a member of the Board enables him to make valuable contributions to the Board.

        John M. Larson.    Mr. Larson has served on our Board since June 2009. Mr. Larson has served as the Executive Chairman and Chief Executive Officer of Triumph Higher Education Group, Inc., a culinary education company, since 2010. He also serves as President of Triumph Group, Inc., a company that advises and invests in domestic and international education companies. Mr. Larson founded and served as President, Chief Executive Officer and director of Career Education Corporation, or CEC, a publicly held post-secondary education company, from its inception in 1994 through his retirement from the company in 2006, including as Chairman of the Board from 2000 to 2006. He became Chairman Emeritus of CEC in 2006 and continues to serve in that position. He holds a B.S. in Business Administration from the University of California at Berkeley. Our Board believes that Mr. Larson's deep knowledge of the higher education industry and his experience founding and leading a publicly held education company enable him to make valuable contributions to the Board.

        Edward S. Macias.    Dr. Edward S. Macias has served on our Board since November 2014. Dr. Macias is currently the Provost Emeritus, Barbara and David Thomas Distinguished Professor in Arts & Sciences at Washington University in St. Louis. Previously, Dr. Macias was the chief academic officer of Washington University in St. Louis for 25 years, before stepping down from his position as Provost and Executive Vice Chancellor in June 2013. During his tenure as Provost, Dr. Macias provided leadership in curriculum, budget and capital project development initiatives. Dr. Macias has broad experience and knowledge in higher education administration and innovation in academic settings. Following his tenure as Provost, Dr. Macias was nominated to lead the school's effort to explore its approach to online education and to leverage advances in education technology to enhance its reach and impact. Dr. Macias currently serves on the boards of the Center for Research Libraries, the Shakespeare Festival of St. Louis, Casa de Salud, Mary Institute and Saint Louis Country Day School, the St. Louis Immigration and Innovation Steering Committee and on the academic advisory board of the Schwarzman Scholars Program. He is an emeritus member of the board of Colgate University. Dr. Macias holds a bachelor's degree in Chemistry from Colgate University and a doctorate in Chemistry from Massachusetts Institute of Technology. Our Board believes that Dr. Macias's substantial knowledge of the higher education industry and his vast experience as Provost and Executive Vice Chancellor of Washington University in St. Louis enable him to make valuable contributions to the Board.

 BOARD OF DIRECTORS AND COMMITTEES

Board Purpose and Structure

        The mission of the Board is to provide strategic guidance to the Company's management, to monitor the performance and ethical behavior of the Company's management, and to maximize the long-term financial return to the Company's stockholders, while considering and appropriately balancing the interests of other stakeholders and constituencies. The Board is constituted of ten directors. The authorized number of directors may be changed only by resolution approved by a majority of our Board. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change in our management or a change of control.

        The Board has established standing committees in connection with the discharge of its responsibilities. These committees include an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The Board has adopted written charters for each of these committees.

Board Leadership

        Our Board currently has an independent chairman, Mr. Maeder, who has the authority, among other things, to call and preside over Board meetings, including meetings of the independent directors, and to set meeting agendas. Accordingly, the Board chairman has substantial ability to shape the work of the Board. We believe that separation of the positions of Board chairman and chief executive officer reinforces the independence of the Board in its oversight of the business and affairs of the Company. In addition, we believe that having an independent Board chairman creates an environment that is more conducive to objective evaluation and oversight of management's performance, increasing management accountability and improving the ability of the Board to monitor whether management's actions are in the best interests of the Company and its stockholders. As a result, we believe that having an independent Board chairman enhances the effectiveness of the Board as a whole.

Risk Oversight

        The Board oversees a company-wide approach to risk management that is carried out by management. The Board determines the appropriate risk for us generally, assesses the specific risks faced by us and reviews the steps taken by management to manage those risks. While the Board maintains the ultimate oversight responsibility for the risk management process, its committees oversee risk in certain specified areas.

        Our Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements, and the incentives created by the compensation awards it administers. Our Audit Committee oversees management of enterprise risks and financial risks, as well as potential conflicts of interest. Our Nominating and Corporate Governance Committee is responsible for overseeing the management of risks associated with the independence of our Board.

Director Independence

        Our Nominating and Corporate Governance Committee and our Board have undertaken a review of the independence of our current directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our Nominating and Corporate Governance Committee and our Board determined that Messrs. Chernis, Haley, Larson, Maeder, Moe,

Stavis, Lewis, Macias and Ms. Krawcheck, representing nine of our ten current directors, are "independent directors," as defined under applicable NASDAQ rules.

        The Nominating and Corporate Governance Committee and the Board apply standards in affirmatively determining whether a director is "independent," in compliance with applicable SEC rules and the rules and listing standards of NASDAQ. As part of the process in making such determination, the Nominating and Corporate Governance Committee and the Board also determined that none of Messrs. Chernis, Haley, Larson, Maeder, Moe, Stavis, Lewis, Macias and Ms. Krawcheck have any other "material relationship" with the Company that could interfere with his or her ability to exercise independent judgment.

        The Board includes one management director, Mr. Paucek, who is the Company's Chief Executive Officer. The Nominating and Corporate Governance Committee and the Board has determined that Mr. Paucek is not independent under the rules and listing standards of NASDAQ.

        As part of its annual evaluation of director independence, the Nominating and Corporate Governance Committee and the Board examines (among other things) whether any transactions or relationships exist currently (or existed during the past three years) between each independent director and the Company, its subsidiaries, affiliates, equity investors, or independent auditors and the nature of those relationships under the relevant NASDAQ and SEC standards. The Nominating and Corporate Governance Committee and the Board also examine whether there are (or have been within the past year) any transactions or relationships between each independent director and any executive officer of the Company or its affiliates. As a result of this evaluation, the Nominating and Corporate Governance Committee and the Board have affirmatively determined that each independent director is independent under those criteria.

Board Meetings and Attendance

        During 2014, including both regularly scheduled and special meetings, our Board met a total of six (6) times, the Audit Committee met a total of five (5) times, the Compensation Committee met a total of three (3) times and the Nominating and Corporate Governance Committee met a total of three (3) times. During 2014, all six (6) of the meetings of the Board were attended by 100% of the Company's directors. Additionally, in 2014, 100% of the members of the Audit Committee attended all of the meetings of such committee and 100% of the members of the Compensation Committee attended all of the meetings of such committee. During one meeting of the Audit Committee, the Audit Committee met privately with the Company's independent registered public accounting firm. Two of the three meetings of the Nominating and Corporate Governance Committee were attended by all three members, while the third meeting of the Nominating and Corporate Governance Committee was attended by two out of three of the Committee's members.

Audit Committee

        Our Audit Committee reviews our internal accounting procedures and consults with and reviews the services provided by our independent registered public accountants. Our Audit Committee consists of three directors, Ms. Krawcheck and Mr. Chernis and, through April 1, 2015, Mr. Haley. Effective as of April 1, 2015, Mr. Moe has replaced Mr. Haley as a member of the Audit Committee, upon the recommendation of the Nominating and Corporate Governance Committee and the Board. Ms. Krawcheck is the chair of the Audit Committee and our Board has determined that she is an "audit committee financial expert," as defined by SEC rules and regulations. Our Board has determined that the composition of our Audit Committee meets the criteria for independence under, and the functioning of our Audit Committee complies with, the applicable requirements of the Sarbanes-Oxley Act of 2002, the NASDAQ listing requirements and SEC rules and regulations. The Board has determined that all members of the Audit Committee, including Mr. Moe, are financially literate and possess "financial sophistication" within the meaning of the NASDAQ listing requirements. Mr. Haley is a Managing Director of Redpoint Ventures, affiliates of which beneficially own more than 10% of our common stock. Therefore, we may not be able to rely upon the safe harbor position of Rule 10A-3 under the Exchange Act, which provides that a person will not be deemed to be an affiliate of a company if he or she is not the beneficial owner, directly or indirectly, of more than 10% of a class of voting equity securities of that company. However, prior to Mr. Haley's appointment to the Audit Committee, our Board made an affirmative determination that Mr. Haley is not an affiliate of our Company. We intend to continue to evaluate the requirements applicable to us, and we intend to comply with the future requirements to the extent that they become applicable to our Audit Committee. The principal duties and responsibilities of our Audit Committee include:

  •
  appointing and retaining an independent registered public accounting firm to serve as independent auditor to audit our consolidated financial statements, overseeing the independent auditor's work and determining the independent auditor's compensation;

  •
  approving in advance all audit services and non-audit services to be provided to us by our independent auditor;

  •
  establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls, auditing or compliance matters, as well as for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;

  •
  reviewing and discussing with management and our independent auditor the results of the annual audit and the independent auditor's review of our quarterly consolidated financial statements; and

  •
  conferring with management and our independent auditor about the scope, adequacy and effectiveness of our internal accounting controls, the objectivity of our financial reporting and our accounting policies and practices.

        The Audit Committee's charter can be obtained without charge from the Company's website at http://investor.2u.com/. As provided under the Audit Committee's charter, the Audit Committee's pre-approval policy and applicable law, the Audit Committee pre-approves all audit, review and attest services, as well as all permitted non-audit services (subject to a de minimis exception) to be provided by our independent registered public accounting firm. This pre-approval applies to audit services, audit-related services, tax services and other services. Under this policy, the Audit Committee may provide pre-approval for a particular defined task or scope of work, subject to a specific budget and for up to one year. The Audit Committee may also delegate pre-approval authority to one or more of the Audit Committee's members, and the Audit Committee has delegated to the chair of the Audit Committee the authority to pre-approve services (other than the annual engagement) up to a maximum of $50,000 per calendar year. The chair of the Audit Committee reports any pre-approval decisions at the next scheduled meeting of the Audit Committee. To avoid potential conflicts of interest, applicable securities laws prohibit the Company as a publicly traded company from obtaining certain non-audit services from its independent audit firm. We obtain these services from other service providers as needed.

Compensation Committee

        Our Compensation Committee reviews and determines the compensation of all our executive officers. Our Compensation Committee consists of three directors, Messrs. Larson, Stavis and Maeder, each of whom is a non-employee member of our Board, as defined in Rule 16b-3 under the Exchange Act, and an "outside director," as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended. Mr. Larson is the chair of the Compensation Committee. Our Board has determined that the composition of our Compensation Committee satisfies the applicable independence requirements under, and the functioning of our Compensation Committee complies with the applicable requirements of, NASDAQ listing rules and SEC rules and regulations. We intend to continue to evaluate and intend to comply with all future requirements applicable to our Compensation Committee. The principal duties and responsibilities of our Compensation Committee include:

  •
  establishing and approving, and making recommendations to the Board regarding, performance goals and objectives relevant to the compensation of our chief executive officer, evaluating the performance of our chief executive officer in light of those goals and objectives and setting, or recommending to the full Board for approval, the chief executive officer's compensation, including incentive-based and equity-based compensation, based on that evaluation;

  •
  setting the compensation of our other executive officers, based in part on recommendations of the chief executive officer;

  •
  exercising administrative authority under our stock plans and employee benefit plans;

  •
  establishing policies and making recommendations to our Board regarding director compensation;

  •
  reviewing and discussing with management the compensation discussion and analysis that we may be required from time to time to include in SEC filings; and

  •
  preparing a Compensation Committee report on executive compensation as may be required from time to time to be included in our annual proxy statements or annual reports on Form 10-K filed with the SEC.

        The scope of the Compensation Committee's authority and responsibilities is set forth in its written charter, a copy of which is available without charge from the Company's website at http://investor.2u.com/. As provided under the Compensation Committee's charter, the Compensation Committee may delegate its authority to special subcommittees as the Compensation Committee deems appropriate, consistent with applicable law and the NASDAQ listing rules. As part of its duties, the Compensation Committee establishes and approves (or refers to the full Board for approval) the compensation and performance of the Company's Chief Executive Officer in light of relevant corporate goals and objectives that are periodically established by the Compensation Committee or the Board. The Chief Executive Officer is not present during the voting and deliberations regarding his compensation. The Compensation Committee also reviews and approves (or refers to the full Board for review and approval) the compensation of the Company's executive officers other than the Chief Executive Officer in light of relevant corporate goals and objectives that are periodically established by the Compensation Committee or the Board. No executive officer is present during the voting and deliberations regarding his or her compensation. Under its charter, the Compensation Committee has the authority to retain, at the Company's expense, such counsel, consultants, experts and other professionals as it deems necessary.

Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee consists of three directors, Messrs. Haley and Lewis and, through April 1, 2015, Mr. Moe. Effective as of April 1, 2015, Dr. Macias has replaced Mr. Moe as a member of the Nominating and Corporate Governance Committee, upon the recommendation of the Nominating and Corporate Governance Committee and the Board. Mr. Haley is the chair of the Nominating and Corporate Governance Committee. Our Board has determined that the composition of our Nominating and Corporate Governance Committee, including the addition of Dr. Macias, satisfies the applicable independence requirements under, and the functioning of our Nominating and Corporate Governance Committee complies with the applicable requirements of, NASDAQ listing standards and SEC rules and regulations. We will continue to evaluate and will comply with all future requirements applicable to our Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee's responsibilities include:

  •
  assessing the need for new directors and identifying individuals qualified to become directors;

  •
  recommending to the Board the persons to be nominated for election as directors and to each of the Board's committees;

  •
  assessing individual director performance, participation and qualifications;

  •
  developing and recommending to the Board corporate governance principles;

  •
  monitoring the effectiveness of the Board and the quality of the relationship between management and the Board; and

  •
  overseeing an annual evaluation of the Board's performance.

        The Nominating and Corporate Governance Committee's charter can be obtained without charge from the Company's website at http://investor.2u.com/.

Executive Sessions of Non-Management Directors

        In order to promote discussion among the non-management directors, regularly scheduled executive sessions (i.e., meetings of non-management directors without management present) are held to review such topics as the non-management directors determine. Mr. Maeder presides as Chairman at our executive sessions. The non-management directors met in executive session six (6) times during 2014.

Nomination of Directors

        The Nominating and Corporate Governance Committee is responsible for identifying, screening and recommending candidates to the Board for Board membership. When formulating its recommendations, the Nominating and Corporate Governance Committee also considers advice and recommendations from others as it deems appropriate. The Nominating and Corporate Governance Committee is responsible for assessing the appropriate balance of criteria required of Board members.

        The Nominating and Corporate Governance Committee may apply several criteria in selecting nominees. At a minimum, it considers (a) whether each such nominee has demonstrated, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board's oversight of the business and affairs of the Company and (b) the nominee's reputation for honesty and ethical conduct in his or her personal and professional activities. Additional factors which the Nominating and Corporate Governance Committee may consider include a candidate's specific experiences and skills, expertise, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors as it considers appropriate in the context of the needs of the Board. Although the Company has no diversity policy, the Board believes that diversity is an important consideration in Board composition, with diversity being broadly construed to mean a variety of opinions, perspectives, experiences and backgrounds, including gender, race and ethnicity differences, as well as other differentiating characteristics, all in the context of the requirements of the Board at that point in time.

        The Nominating and Corporate Governance Committee considers candidates recommended by stockholders pursuant to the Nominating and Corporate Governance Committee's policy for considering stockholder recommendations of director nominees. The Nominating and Corporate Governance Committee's policy is available free of charge on the Company's website at http://investor.2u.com/. Pursuant to the policy, and at its next appropriate meeting following receipt of a recommendation, the Nominating and Corporate Governance Committee will consider all director candidates recommended by the Company's stockholders provided such recommendation is delivered timely and in the proper form, as specified in the policy. All director nominees so submitted by the Company's stockholders will be evaluated in the same manner as recommendations received from management or members of the Board.

Process for Stockholder Nomination of Directors

        For nominations of individuals for election to the Board to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of Section 5(a) of the Company's Bylaws, the stockholder must deliver written notice to the Secretary at the principal executive offices of the Company on a timely basis and must update and supplement such written notice on a timely basis. Such stockholder's notice shall set forth: (A) as to each nominee such stockholder proposes to nominate at the meeting: (1) the name, age, business address and residence address of such nominee, (2) the principal occupation or employment of such nominee, (3) the class and number of shares of stock of the Company which are owned of record and beneficially by such nominee, (4) the date or dates on which such shares were acquired and the investment intent of such acquisition and (5) such other information concerning such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved), or that is otherwise required to be disclosed pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (including such person's written consent to being named as a nominee and to serving as a director if elected); and (B) the information required by Section 5(b)(4) of the Company's Bylaws. The Company may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director of the Company or that could be material to a reasonable stockholder's understanding of the independence, or lack thereof, of such proposed nominee.

        To be timely, the written notice required by the Bylaws must be received by the Secretary at the principal executive offices of the Company not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year's annual meeting; provided, however, that, in the event that the date of the annual meeting is advanced more than twenty-five (25) days prior to or delayed by more than twenty-five (25) days after the anniversary of the preceding year's annual meeting, notice by the stockholder to be timely must be so received not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. In no event shall an adjournment or a postponement of an annual meeting for which notice has been given, or the public announcement thereof has been made, commence a new time period for the giving of a stockholder's notice, as described above.

        Only individuals who are nominated in accordance with the procedures set forth in the Bylaws are eligible to stand for election as directors at a meeting of stockholders and to serve as directors. A copy of the Bylaws can be obtained without charge by written request to the Corporate Secretary, 8201 Corporate Drive, Suite 900, Landover, Maryland 20785 and is available without charge at http://investor.2u.com/.

Communications with the Board of Directors

        The Board has established a process to receive communications from stockholders and other interested parties. Stockholders and other interested parties may contact any member (or all members) of the Board, any Board committee or any chair of any such committee by mail. To communicate with the Board, the non-management directors, any individual directors or committee of directors, correspondence should be addressed to the Board or any such individual directors or committee of directors by either name or title. All such correspondence should be sent to the Company, c/o Corporate Secretary, 8201 Corporate Drive, Suite 900, Landover, Maryland 20785.

        All communications received as set forth above will be opened by the Corporate Secretary for the purpose of determining whether the contents represent a message to the directors, and depending on the facts and circumstances outlined in the communication, will be distributed to the Board, the non-management directors, an individual director or committee of directors, as appropriate. The Corporate Secretary will make sufficient copies of the contents to send to each director who is a member of the Board or of the committee to which the envelope is addressed.

Director Attendance at Annual Meeting

        The Board encourages directors to attend the annual meeting of stockholders. Our last annual meeting occurred prior to our Company's initial public offering; none of the persons who were directors of the Company as of such date attended our last annual meeting.

Director Compensation

        The following table provides information about the compensation paid to each of our non-employee directors for 2014. Christopher J. Paucek, our Chief Executive Officer, is also a director, but does not receive any additional compensation for his service as a director.

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	Option Awards(3)	Total(4)
Mark J. Chernis	$25,000	$50,000	$50,024	$125,024
Timothy M. Haley	30,000	55,003	50,024	135,027
Sallie L. Krawcheck	30,000	99,531	170,250	299,781
John M. Larson	30,000	55,003	50,024	135,027
Earl Lewis	25,000	84,526	170,250	279,776
Edward S. Macias	—	—	—	—
Paul A. Maeder	25,000	50,000	50,024	125,024
Michael T. Moe	25,000	50,000	50,024	125,024
Robert M. Stavis	25,000	50,000	50,024	125,024

(1)
In 2014, all directors elected to receive their cash retainers in restricted stock units, as further described below.

(2)
This column reflects the full grant date fair value, calculated in accordance with ASC Topic 718, of restricted stock units issued to the non-employee director during 2014 that are subject to time-based vesting. Unlike the calculations contained in our financial statements, this calculation does not give effect to any estimate of forfeitures related to service-based vesting, but assumes that the director will perform the requisite service for the award to vest in full.

(3)
This column reflects the full grant date fair value for options granted during the year, as measured pursuant to ASC Topic 718 as stock-based compensation in our consolidated financial statements. Unlike the calculations contained in our financial statements, this calculation does not give effect to any estimate of forfeitures related to service-based vesting, but assumes that the director will perform the requisite service for the award to vest in full. The assumptions we used in valuing options are described in Note 10 to our audited consolidated financial statements included in our Annual Report on Form 10-K filed on February 26, 2015.

(4)
The following table provides information about outstanding stock awards and stock options held by each of our non-employee directors as of December 31, 2014. Prior to 2014, the stock options were granted under our 2008 Stock Incentive Plan (the "2008 Plan") and, beginning in 2014, stock options and restricted stock units are granted under our 2014 Equity Incentive Plan (the "2014 Plan").

Name	Stock Awards	Option Awards
Mark J. Chernis	5,796	157,389
Timothy M. Haley	6,569	7,389
Sallie L. Krawcheck	9,980	25,000
John M. Larson	6,569	107,389
Earl Lewis	8,434	25,000
Edward S. Macias	—	—
Paul A. Maeder	5,796	7,389
Michael T. Moe	5,796	7,389
Robert M. Stavis	5,796	7,389

          Our non-employee directors receive quarterly cash retainers of $6,250; however, in lieu of such quarterly retainers, directors may elect to receive a restricted stock unit award granted under the 2014 Plan. Directors who serve as Chair of our Audit Committee, Compensation Committee or Nominating and Corporate Governance Committee receive an additional quarterly cash retainer of $1,250 or a restricted stock unit award granted in lieu thereof. In addition, our non-employee directors receive annual grants of restricted stock units and options, each with a grant date value of $50,000. These annual equity awards vest on the first, second and third anniversaries of the applicable vesting commencement date, and are subject to the terms and conditions of the 2014 Plan. The Chair of our Audit Committee receives an additional grant of restricted stock units with a grant date value of $15,000, which vests on the first anniversary of the vesting commencement date. Directors who serve as Chair of our Compensation Committee or Nominating and Corporate Governance Committee receive an additional grant of restricted stock units with a grant date value of $5,000, which vests on the first anniversary of the vesting commencement date.

No Material Proceedings

          There are no material proceedings to which any of our directors, executive officers or affiliates, or any owner of record or of beneficially more than five percent of our stock (or their associates), is a party adverse to the Company or its subsidiaries or in which any of our directors, executive officers or affiliates, or any owner of record or of beneficially more than five percent of our stock (or their associates), has a material interest adverse to the Company or its subsidiaries.

 MANAGEMENT

Executive Officers

          The following table sets forth information concerning our executive officers, including their ages as of April 16, 2015:

Name	Age	Position
Executive Officers:
Christopher J. Paucek	44	Chief Executive Officer and Director
Robert L. Cohen	49	President and Chief Operating Officer
Catherine A. Graham	54	Chief Financial Officer
Jeff C. Rinehart	39	Chief Marketing Officer
James Kenigsberg	39	Chief Technology Officer

Executive Officer Biographies

  Christopher J. Paucek

        See biography of Christopher J. Paucek in "PROPOSAL ONE—ELECTION OF DIRECTORS" above.

  Robert L. Cohen

        Mr. Cohen has served as our President since November 2013 and as our Chief Operating Officer since April 2012 and previously served as our Chief Financial Officer from our inception in 2008 until April 2012. From 2001 to 2008, Mr. Cohen held a number of senior roles at The Princeton Review, including as executive vice president of strategic development and executive vice president and general manager of K12 Services. From 1985 to 2001, Mr. Cohen founded and operated a franchise of The Princeton Review, before selling the franchise back to that company. Mr. Cohen attended Princeton University.

  Catherine A. Graham

        Ms. Graham has served as our Chief Financial Officer since April 2012. Prior to that, she served as chief financial officer for Online Resources Corporation, a financial technology company, from 2002 to April 2012. Prior to that, she served as chief financial officer for VIA NET.WORKS, Inc., an Internet services and web hosting provider, from 1998 to 2002. Previously, she served in senior financial positions with Yurie Systems, a telecommunications equipment manufacturer, and other public companies, as well as with several commercial banks. Ms. Graham holds a B.A. from the University of Maryland and an M.B.A. from Loyola University Maryland.

  Jeff C. Rinehart

        Mr. Rinehart has served as our Chief Marketing Officer since March 2011. Prior to joining 2U, from 2000 to 2011, Mr. Rinehart worked for Capital One Financial Corporation, a financial services company, in a series of progressively more senior leadership roles in its Marketing and Analysis division, including most recently as vice president of marketing strategy for Capital One's consumer credit card division. Mr. Rinehart holds a B.S. and a master's degree in Economics from East Carolina University.

  James Kenigsberg

        Mr. Kenigsberg has served as our Chief Technology Officer since July 2010 and previously as Chief Information Officer from September 2008 to June 2010. From 2000 to 2008, Mr. Kenigsberg held various leadership positions at The Princeton Review, including from 2004 to 2008 as vice president of application development and product development. Prior to that, he served as technical project manager at Ogilvy & Mathers in 2000 and as project engineer at Thomson Reuters from 1998 to 2000. Mr. Kenigsberg attended Hunter College.

CORPORATE GOVERNANCE

        We are committed to conducting our business in a way that reflects best practices, as well as the highest standards of legal and ethical conduct. We want to be a company of integrity and to be perceived as such by everyone who comes in contact with us. To that end, the Board has approved a comprehensive system of corporate governance documents. These documents meet or exceed the requirements established by the NASDAQ listing standards and by SEC rules and are reviewed periodically and updated as necessary to reflect changes in regulatory requirements and evolving oversight practices. These policies embody the principles, policies, processes and practices followed by the Board, executive officers and employees in governing the Company, and serve as a flexible framework for sound corporate governance.

Code of Business Conduct and Ethics for Employees, Executive Officers and Directors

        We have adopted a Code of Business Conduct and Ethics, or the Code of Conduct, applicable to all of our employees, executive officers and directors, in accordance with NASDAQ listing standards and applicable SEC rules. The Code of Conduct is available on our website at http://investor.2u.com/. The Nominating and Corporate Governance Committee of our Board is responsible for overseeing the Code of Conduct and must approve any waivers of the Code of Conduct for employees, executive officers and directors. Any amendments to the Code of Conduct, or any waivers of its requirements, will be disclosed in accordance with NASDAQ listing standards by applicable SEC rules.

 PROPOSAL TWO—
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

        The Audit Committee appointed KPMG LLP, independent registered public accounting firm, to audit the consolidated financial statements of the Company for the 2015 fiscal year ending December 31, 2015. As a matter of good corporate governance, the Company's stockholders will be requested to ratify the Audit Committee's selection at the Meeting. KPMG LLP has audited the Company's consolidated financial statements since 2011.

        Although there is no requirement that KPMG LLP's appointment be terminated if the ratification fails, the Audit Committee will consider the appointment of other independent registered public accounting firms if the stockholders choose not to ratify the appointment of KPMG LLP. The Audit Committee may terminate the appointment of KPMG LLP as our independent registered public accounting firm without the approval of the stockholders whenever the Audit Committee deems such termination appropriate.

        Amounts paid by us to KPMG LLP for audit and non-audit services rendered in 2013 and 2014 are disclosed on page 39. KPMG LLP has affirmed that they are not aware of any relationships between KPMG LLP and the Company that may reasonably be thought to bear on their independence.

        A representative of KPMG LLP is expected to be present at the Meeting. The representative will have the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate stockholder questions at the Meeting.

        The Audit Committee approves the annual audit fee of the Company's independent auditors. The Audit Committee also establishes pre-approved limits for which the Company's management may engage the Company's independent auditors for specific services. Any work which exceeds these pre-approved limits requires the advance approval of the Audit Committee. All fees for fiscal 2014 were pre-approved by the Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE RATIFICATION OF
THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth the beneficial ownership of our common stock as of April 6, 2015 by:

  •
  each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock;

  •
  each of our named executive officers;

  •
  each of our directors; and

  •
  all of our current executive officers and directors as a group.

        We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable pursuant to the exercise of stock options or warrants that are either immediately exercisable or exercisable on or before June 5, 2015, which is 60 days after April 6, 2015. These shares are deemed to be outstanding and beneficially owned by the person holding those options or warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. For certain stockholders, the percentage ownership assumes the exercise of options. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

        Except as otherwise noted below, the address for persons listed in the table is c/o 2U, Inc., 8201 Corporate Drive, Suite 900, Landover, MD 20785.

Name of Beneficial Owner	Shares	Percentage
Principal Stockholders:
Entities affiliated with Redpoint Ventures(1)	7,234,906	17.6%
Lord, Abbett & Co. LLC(2)	3,058,729	7.4%
Entities affiliated with Bessemer Venture Partners(3)	2,594,620	6.3%
Entities affiliated with Highland Capital Partners(4)	2,543,165	6.2%
Novak Biddle Venture Partners V, L.P.(5)	2,393,330	5.8%
Frontier Capital Management Co., LLC(6)	2,316,248	5.6%
JPMorgan Chase & Co.(7)	2,082,665	5.1%
Executive Officers and Directors:
Christopher J. Paucek(8)	1,170,685	2.8%
Robert L. Cohen(9)	739,569	1.8%
Catherine A. Graham(10)	171,218	*
Jeff C. Rinehart(11)	281,355	*
James Kenigsberg(12)	225,635	*
Michael T. Moe(13)	1,324,916	3.2%
John M. Larson(14)	841,006	2.0%
Mark J. Chernis(15)	151,183	*
Edward S. Macias(16)	3,220	*
Paul A. Maeder(17)	2,548,848	6.2%
Robert M. Stavis(18)	2,600,303	6.3%
Timothy M. Haley(19)	7,241,362	17.6%
Sallie L. Krawcheck(20)	13,978	*
Earl Lewis(21)	12,432	*
All current directors and executive officers as a group (14 persons)	17,325,710	39.8%

*
Represents beneficial ownership of less than 1%.

(1)
Beneficial ownership information is based on a Schedule 13G filed with the SEC on February 11, 2015 by Redpoint Ventures III, L.P. ("Redpoint Ventures"), Redpoint Associates III, LLC ("Redpoint Associates") and Redpoint Ventures III, LLC and consists of (a) 6,963,598 shares of common stock held by Redpoint Ventures and (b) 271,308 shares of common stock held by Redpoint Associates. The shares held by Redpoint Ventures are indirectly held by Redpoint Ventures III, LLC, the general partner of Redpoint Ventures. Timothy M. Haley, one of our directors, along with Allen Beasley, Jeffrey D. Brody, R. Thomas Dyal, G. Bradford Jones, John L. Walecka and Geoffrey Y. Yang (the "Redpoint Managers") are the managers of Redpoint Ventures III, LLC and hold the voting and dispositive rights with respect to the shares held by Redpoint Ventures. The Redpoint Managers also have voting and dispositive rights with respect to the shares held by Redpoint Associates. The principal business address of Redpoint Ventures and Redpoint Associates is 3000 Sand Hill Road, Building 2, Suite 290, Menlo Park, CA 94025.

(2)
Beneficial ownership information is based on a Schedule 13G filed with the SEC on February 13, 2015 by Lord, Abbett & Co. LLC ("LAC"). According to its Schedule 13G filing, LAC has sole dispositive power with respect to 3,058,729 shares of our common stock and sole voting power with respect to 3,002,759 shares of our common stock. The principal business address of LAC is 90 Hudson Street, Jersey City, NJ 07302.

(3)
Beneficial ownership information is based on a Schedule 13G filed with the SEC on February 17, 2015 by the Bessemer Entities and consists of (a) 830,278 shares of common stock held by

  Bessemer Venture Partners VII L.P. ("Bessemer VII"), (b) 363,246 shares of common stock held by Bessemer Venture Partners VII Institutional L.P. ("Bessemer Institutional") and (c) 1,401,096 shares of common stock held by BVP Special Opportunity Fund L.P. ("Bessemer SOF" and, together with Bessemer VII and Bessemer Institutional, the "Bessemer Entities"). Deer VII & Co. L.P. is the general partner of each of the Bessemer Entities, and Deer VII & Co. Ltd. is the general partner of Deer VII & Co. L.P. Each of Deer VII & Co. L.P. and Deer VII & Co. Ltd. may be deemed to have voting and dispositive power over the shares held by the Bessemer Entities. Robert M. Stavis, one of our directors, J. Edmund Colloton, David J. Cowan, Byron B. Deeter, Robert P. Goodman and Jeremy S. Levine are the directors of Deer VII & Co. Ltd. and voting decisions with respect to shares held by the Bessemer Entities are made by the directors of Deer VII & Co. Ltd. acting as an investment committee. No stockholder, partner, director, officer, manager, member or employee of Deer VII & Co. L.P. or Deer VII & Co. Ltd. has beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of any shares held by the Bessemer Entities. The principal business address for the Bessemer Entities is 1865 Palmer Avenue, Suite 104, Larchmont, NY 10538.

(4)
Beneficial ownership information is based on information provided to the Company and consists of (a) 1,563,537 shares of common stock held by Highland Capital Partners VII, Limited Partnership ("Highland VII"), (b) 378,874 shares of common stock held by Highland Capital Partners VII-B, Limited Partnership ("Highland VII-B"), (c) 551,761 shares of common stock held by Highland Capital Partners VII-C, Limited Partnership ("Highland VII-C") and (d) 48,993 shares of common stock held by Highland Entrepreneurs' Fund VII, Limited Partnership ("Highland Entrepreneurs" and, together with Highland VII, Highland VII-B and Highland VII-C, the "Highland Entities"). Highland Management Partners VII, Limited Partnership ("HMP LP") is the general partner of each of the Highland Entities. Highland Management Partners VII, LLC ("HMP LLC") is the general partner of HMP LP. Paul A. Maeder, one of our directors, and Peter W. Bell, Sean M. Dalton, Robert J. Davis, Daniel J. Nova and Corey M. Mulloy are the managing members of HMP LLC and share voting and investment power over the shares held by the Highland Entities. The principal business address for the Highland Entities is One Broadway, 16th Floor, Cambridge, MA 02142.

(5)
Beneficial ownership information is based on information provided to the Company and a Schedule 13G filed with the SEC on February 17, 2015 by Novak Biddle Venture Partners V, L.P., Novak Biddle Company V, L.L.C., E. Rogers Novak, Jr. and AGW Biddle III. Novak Biddle Company V, L.L.C. is the general partner of Novak Biddle Venture Partners V, L.P. E. Rogers Novak, Jr. and AGW Biddle III are the managing members of Novak Biddle Company V, L.L.C. and share voting and investment power over the shares held by Novak Biddle Venture Partners V, L.P. The principal business address of Novak Biddle Venture Partners V, L.P. is 7501 Wisconsin Avenue, East Tower, Suite 1380, Bethesda, MD 20814.

(6)
Beneficial ownership information is based on a Schedule 13G filed with the SEC on February 13, 2015 by Frontier Capital Management Co., LLC ("Frontier"). According to its Schedule 13G filing, Frontier has sole dispositive power with respect to 2,316,248 shares of our common stock and sole voting power with respect to 1,062,656 shares of our common stock. The principal business address of Frontier is 99 Summer Street, Boston, MA 02110.

(7)
Beneficial ownership information is based on a Schedule 13G filed with the SEC on January 23, 2015 by JPMorgan Chase & Co. ("JPMC"). According to its Schedule 13G filing, JPMC has sole dispositive power with respect to 2,082,665 shares of our common stock and sole voting power with respect to 1,767,157 shares of our common stock. The principal business address of JPMC is 270 Park Ave., New York, NY 10017.

(8)
Shares beneficially owned consist of (a) 13,100 shares of common stock held by Mr. Paucek directly and (b) 1,157,585 shares of common stock underlying options that are vested and exercisable within 60 days of April 6, 2015.

(9)
Shares beneficially owned consist of (a) 300,820 shares of common stock held by Mr. Cohen directly, (b) 268,000 shares of common stock held by a family trust of which Mr. Cohen's spouse is one of the trustees and (c) 170,749 shares of common stock underlying options that are vested and exercisable within 60 days of April 6, 2015.

(10)
Shares beneficially owned consist of (a) 4,084 shares of common stock held by Ms. Graham directly and (b) 167,134 shares of common stock underlying options that are vested and exercisable within 60 days of April 6, 2015.

(11)
Shares beneficially owned consist of (a) 4,126 shares of common stock held by Mr. Rinehart directly and (b) 277,229 shares of common stock underlying options that are vested and exercisable within 60 days of April 6, 2015.

(12)
Shares beneficially owned consist of (a) 3,746 shares of common stock held by Mr. Kenigsberg directly and (b) 221,889 shares of common stock underlying options that are vested and exercisable within 60 days of April 6, 2015.

(13)
Shares beneficially owned consist of (a) 3,220 shares of common stock held by Mr. Moe directly, (b) 2,463 shares of common stock underlying options that are vested and exercisable within 60 days of April 6, 2015 and (c) 1,319,233 shares of common stock held by GSV Capital Corp. ("GSV"). Mr. Moe is the chief executive officer of GSV and may be deemed to have beneficial ownership of the shares held by GSV.

(14)
Shares beneficially owned consist of (a) 3,993 shares of common stock held by Mr. Larson directly, (b) 102,463 shares of common stock underlying options that are vested and exercisable within 60 days of April 6, 2015 and (c) 734,550 shares of common stock held by Triumph Capital, LLC ("Triumph"). Mr. Larson is the sole member of Triumph and may be deemed to have beneficial ownership of the shares held by Triumph.

(15)
Shares beneficially owned consist of (a) 3,220 shares of common stock held by Mr. Chernis directly and (b) 147,963 shares of common stock underlying options that are vested and exercisable within 60 days of April 6, 2015.

(16)
Shares beneficially owned consist of 3,220 shares of common stock held by Dr. Macias directly in an IRA.

(17)
Shares beneficially owned consist of (a) 3,220 shares of common stock held by Mr. Maeder directly, (b) 2,463 shares of common stock underlying options that are vested and exercisable within 60 days of April 6, 2015 and (c) 2,543,165 shares of common stock held by the Highland Entities. Mr. Maeder, among others, is a managing member of HMP LLC and shares voting and investment power over the shares held by the Highland Entities.

(18)
Shares beneficially owned consist of (a) 3,220 shares of common stock held by Mr. Stavis directly, (b) 2,463 shares of common stock underlying options that are vested and exercisable within 60 days of April 6, 2015 and (c) 2,594,620 shares of common stock held by the Bessemer Entities. Mr. Stavis, among others, is a director of Deer VII & Co. Ltd. Investment and voting decisions with respect to shares held by the Bessemer Entities are made by the directors of Deer VII & Co. Ltd., acting as an investment committee. No stockholder, partner, director, officer, manager, member or employee of Deer VII & Co. L.P. or Deer VII & Co. Ltd. has beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of any shares held by the Bessemer Entities.

(19)
Shares beneficially owned consist of (a) 3,993 shares of common stock held by Mr. Haley directly, (b) 2,463 shares of common stock underlying options that are vested and exercisable within 60 days of April 6, 2015 and (c) (i) 6,963,598 shares of common stock held by Redpoint Ventures and (ii) 271,308 shares of common stock held by Redpoint Associates. Mr. Haley, along with the Redpoint Managers, are the managers of Redpoint Ventures III, LLC and hold the voting and dispositive rights with respect to the shares held by Redpoint Ventures. The Redpoint Managers also have voting and dispositive rights with respect to the shares held by Redpoint Associates.

(20)
Shares beneficially owned consist of (a) 5,645 shares of common stock held by Ms. Krawcheck directly and (b) 8,333 shares of common stock underlying options that are vested and exercisable within 60 days of April 6, 2015.

(21)
Shares beneficially owned consist of (a) 4,099 shares of common stock held by Dr. Lewis directly, and (b) 8,333 shares of common stock underlying options that are vested and exercisable within 60 days of April 6, 2015.

        We know of no arrangements, the operation of which may at a subsequent date result in the change of control of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC reports of ownership and changes in ownership of the Company's equity securities. Executive officers, and beneficial owners of greater than 10% of our outstanding securities are required by SEC regulations to provide us with copies of all Section 16(a) forms that they file. Based solely on review of the copies of such forms furnished to us and written representations from our executive officers and directors that no other reports were required, we believe that through December 31, 2014, all of our executive officers, directors and greater than 10% beneficial owners complied with all Section 16(a) filing requirements applicable to them, except that one late Form 3 report was filed for Dr. Macias.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth summary information regarding compensation earned during the years ended December 31, 2014 and 2013 by our Chief Executive Officer, President and Chief Operating Officer, Chief Financial Officer, Chief Marketing Officer and Chief Technology Officer, which we refer to as our named executive officers. The following table includes all compensation earned by our named executive officers for the respective periods, regardless of whether such amounts were actually paid during that period.

Name and Principal Position	Year	Salary	Bonus	Stock Awards(1)	Option Awards(2)	Non-Equity Incentive Plan Compensation(3)	All Other Compensation(4)	Total
Christopher J. Paucek	2014	$400,000	$—	$909,997	$1,730,850	$317,250	$14,778	$3,372,875
Chief Executive Officer	2013	300,000	450,000	—	4,026,718	121,406	59,888	4,958,012
Robert L. Cohen	2014	315,000	—	440,000	836,891	201,637	5,248	1,798,776
President and Chief
Operating Officer	2013	281,623	—	—	—	113,969	5,432	401,024
Catherine A. Graham	2014	300,000	—	300,003	570,603	190,981	5,248	1,366,835
Chief Financial Officer	2013	255,519	—	—	—	103,405	5,432	364,356
Jeff C. Rinehart	2014	300,000	—	300,003	570,603	193,132	4,557	1,368,295
Chief Marketing Officer	2013	281,623	—	—	—	113,969	4,108	399,700
James Kenigsberg	2014	300,000	—	300,003	570,603	191,970	5,248	1,367,824
Chief Technology Officer	2013	258,333	—	—	197,709	83,635	5,432	545,109

(1)
This column reflects the full grant date fair value, calculated in accordance with ASC Topic 718, of restricted stock units issued to the named executive officer during 2014 that are subject to time-based vesting. Unlike the calculations contained in our financial statements, this calculation does not give effect to any estimate of forfeitures related to service-based vesting, but assumes that the executive will perform the requisite service for the award to vest in full.

(2)
This column reflects the full grant date fair value for options granted during the year as measured pursuant to ASC Topic 718 as stock-based compensation in our consolidated financial statements. Unlike the calculations contained in our financial statements, this calculation does not give effect to any estimate of forfeitures related to service-based vesting, but assumes that the executive will perform the requisite service for the award to vest in full. The assumptions we used in valuing options are described in Note 10 to our audited consolidated financial statements included in our Annual Report on Form 10-K filed on February 26, 2015.

(3)
Amounts shown in this column for 2014 represent the cash amounts paid under our 2014 Matrix Position Bonus Plan. Amounts shown in this column for 2014 represent the cash amounts paid in March 2015 under our 2014 Matrix Position Bonus Plan. See "—Narrative to Summary Compensation Table—Annual Bonus Plans—2014 Bonus Plan" for a description of the formula used to determine these amounts.

(4)
See "—Narrative to Summary Compensation Table—Other Compensation" for a description of the items in this column.

Narrative to Summary Compensation Table

        We review compensation annually, or more frequently in certain situations, for all of our employees, including our named executive officers. In determining base salaries, bonus targets and equity incentive awards for our named executive officers, we consider their historical compensation levels, compensation for comparable positions in the market, individual performance as compared to our expectations and objectives, and our desire to drive short- and long-term results that are in the best interests of our stockholders. We do not target a specific competitive position or a specific mix of compensation among base salary, bonus or long-term incentives.

        Our Board, excluding our Chief Executive Officer, determines the compensation of our Chief Executive Officer, after considering the recommendation of the Compensation Committee of our Board. The Compensation Committee of our Board has historically determined the compensation of our named executive officers, other than our Chief Executive Officer, after considering the recommendation of our Chief Executive Officer. For 2014, our Compensation Committee engaged a compensation consultant, Compensia, to advise the Compensation Committee in matters relating to the compensation of our executives, with such advice including an assessment of our executive compensation program against comparable public companies.

  Base Salaries

        Mr. Paucek's base salary is reviewed periodically by our Board and adjustments may be made upon the recommendations of the Compensation Committee. In October 2013, the Compensation Committee of our Board approved an increase in Mr. Paucek's salary to $350,000, effective as of January 1, 2014. In March 2014, the Compensation Committee of our Board approved an increase in Mr. Paucek's salary to $400,000, with a retroactive effective date of February 1, 2014.

        Base salaries for our named executive officers other than our Chief Executive Officer are typically reviewed annually in connection with their performance reviews and are generally effective as of April 1 of each year. Effective as of February 1, 2014, base salaries for Messrs. Cohen, Rinehart, Kenigsberg and Ms. Graham were $315,000, $300,000, 300,000 and 300,000, respectively.

  Annual Bonus Plans

        We seek to motivate and reward our employees, including our named executive officers, for achievements relative to our corporate goals and expectations for each fiscal year. Historically, our Board, upon the recommendation of the Compensation Committee, has approved an annual bonus plan for certain employees, including our named executive officers. Our annual plans have separate performance targets for each client program and the company, and participant bonus payouts are calculated on various schedules that weight these goals depending on the participant's role. Our named executive officers participate in the schedule referred to as the Matrix Position Bonus Plan.

  2014 Bonus Plan

        For the 2014 Bonus Plan, Mr. Paucek had a target bonus opportunity of 75%, and each of our other named executive officers had a target bonus opportunity of 60%, of his or her annual salary.

        Bonus Targets.    Under the 2014 Bonus Plan, the bonus payout for our named executive officers was based on the achievement of two performance measures—revenue and adjusted EBITDA—for our Company overall in 2014. These goals were based on our 2014 corporate budget, as approved by the Board.

        Achievement of the expected revenue and adjusted EBITDA targets for the Company would result in earning 100% of each officer's target bonus opportunity. The bonus payout is then adjusted based on two additional factors—personal performance and the extent to which revenue and adjusted EBITDA exceeded the target. For Company performance, an officer's bonus can increase or decrease in 5% increments if the performance measures are above or below the target, on a sliding scale. For personal performance, if an officer's performance is rated as below standard, the amount of bonus otherwise earned could be reduced by up to 50%.

        If the financial targets for the Company are exceeded, an officer could receive up to a maximum of 120% of his or her target bonus opportunity. All earned bonuses under the 2014 Bonus Plan were payable in cash to the officer.

        The target bonus opportunity for our named executive officers under the 2014 Bonus Plan is summarized in the table below:

Name	2014 Eligible Base Compensation	Target Bonus Percentage	Target Bonus Payout
Christopher J. Paucek	$391,667	75%	$293,750
Robert L. Cohen	311,169	60%	186,701
Catherine A. Graham	294,724	60%	176,834
Jeff C. Rinehart	298,044	60%	178,826
James Kenigsberg	296,250	60%	177,750

        Determination of Bonuses.    In March 2015, the Compensation Committee of the Board, acting pursuant to delegated authority, determined that we had achieved the corporate goals at an overall weighted level of 108%, and therefore the payouts under the 2014 Bonus Plan to our named executive officers were as follows:

Name	Bonus Payout
Christopher J. Paucek	$317,250
Robert L. Cohen	201,637
Catherine A. Graham	190,981
Jeff C. Rinehart	193,132
James Kenigsberg	191,970

        These bonus amounts for the named executive officers' performance during 2014 are reflected in the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table above for 2014.

  Stock Option and Restricted Stock Unit Grants

        Our 2008 Plan authorized us to make grants to eligible recipients of incentive stock options, non-qualified stock options and restricted stock awards. In February 2014, our stockholders approved our 2014 Plan. Upon the effective date of the 2014 Plan, we ceased using the 2008 Plan to grant new equity awards; however, the 2008 Plan will continue to govern the terms and conditions of outstanding awards granted thereunder. Our 2014 Plan authorizes us to make grants to eligible recipients of incentive stock options, non-qualified stock options, restricted stock awards, restricted stock unit awards, stock appreciation rights, performance stock awards and other forms of stock compensation.

        We have a formal policy for granting equity awards, pursuant to which we typically grant equity awards at the start of employment and upon promotion to each executive and certain other employees. Our policy does not address granting additional equity at regular intervals. Our policy for granting equity awards sets per position dollar amounts for each type of award. The exact number of stock options granted to each participant is calculated by dividing the appropriate dollar amount by the Black-Scholes value of an option to purchase a share of our common stock on the grant date. The exact number of restricted stock units granted to each participant is calculated by dividing the appropriate dollar amount by the value of a share of our common stock on the grant date.

        Our grant year runs from April 1 to March 31. The Compensation Committee of the Board approves individual equity awards for new hires and promoted employees on a quarterly basis, and the grant dates of each award are typically the first day of the quarter after the Compensation Committee has approved the grants. We typically set the option exercise price at the fair market value of a share of our common stock on the date of grant. Our time-vested stock option grants to our named executive officers typically vest as follows: 25% on the first anniversary of the date of grant or, if earlier, the vesting commencement date, and 1/36th per month thereafter, until fully vested at the end of four years. These stock option grants generally have a term of 10 years from the grant date.

        In January 2013, our Board awarded options to Messrs. Paucek and Kenigsberg to purchase 500,000 and 50,000 shares, respectively, at an exercise price of $5.75 per share. In October 2013, our Board approved the grant of options to Mr. Paucek to purchase an aggregate of 350,000 shares at an exercise price of $8.45 per share. In November 2013 and December 2013, the Board finalized the vesting terms with respect to 175,000 of the shares, and therefore, for accounting purposes, these options have grant dates of November 26, 2013 and December 19, 2013, respectively.

        In March 2014, the Compensation Committee of our Board approved the award of options and restricted stock units to each of our named executive officers as set forth in the table below. Each of the options has an exercise price of $11.00 per share.

Name	Number of Shares Underlying Option Grant	Number of Shares Underlying RSU Grant
Christopher J. Paucek	157,350	82,727
Robert L. Cohen	76,081	40,000
Catherine A. Graham	51,873	27,273
Jeff C. Rinehart	51,873	27,273
James Kenigsberg	51,873	27,273

        Each option grant will vest as to 25% of the shares on January 31, 2015, with the remainder vesting in 36 equal monthly installments thereafter. Each restricted stock unit award will vest as to 25% of the underlying shares on each of January 31, 2015, 2016, 2017 and 2018. Vesting of all awards is subject to the officer's continued service with us as of the applicable vesting date.

  Other Compensation

        We offer a tuition reimbursement benefit for all of our employees. Under this program, we pay 100% of the cost of tuition for eligible employees and their spouses and dependents enrolled in one of our clients' eligible graduate programs. Mr. Paucek is enrolled in our MBA@UNC program, and we paid his tuition costs in the amount of $11,286 and $56,122 under this program during 2014 and 2013, respectively.

        Other amounts shown in the "All Other Compensation" column in the Summary Compensation Table above relate to Company contributions to the 401(k) plan and premiums we paid for term life insurance policies on behalf of the officer, consistent with those provided to all of our employees.

  Employment Arrangements

        Please see "—Potential Payments Upon Termination of Employment and in Connection with Change of Control Arrangements" for information regarding the severance provisions for Messrs. Paucek and Cohen, who are the only named executive officers who currently have such arrangements.

Outstanding Equity Awards at Fiscal Year End

        The following table provides information about outstanding stock options and restricted stock unit awards held by each of our named executive officers at December 31, 2014. These stock option awards were granted under our 2008 Plan and our 2014 Plan and these restricted stock unit awards were granted under our 2014 Plan.

		Option Awards						Stock Awards
		Number of Securities Underlying Unexercised Options
								Number of Units That Have Not Vested(1)	Market Value of Units That Have Not Vested(2)
						Option Exercise Price	Option Expiration Date
Name	Grant Date	Exercisable		Unexercisable(1)
Christopher J. Paucek	01/23/2009	384,000		—		$0.60	01/23/2019
	02/23/2011	71,056		—		1.82	06/08/2020
	02/15/2012	198,607		108,334		3.08	02/15/2022
	05/08/2013	239,583		260,417		5.75	05/08/2023
	11/26/2013	51,041		123,959		8.45	10/04/2023
	12/19/2013	51,040		123,960		8.45	10/04/2023
	03/06/2014	—		157,350		11.00	03/06/2024	82,727	$1,626,413
Robert L. Cohen	02/23/2011	18,006		—		1.82	06/08/2020
	02/13/2012	126,854		54,166		3.08	02/13/2022
	02/28/2012	6,406	(3)	—		3.08	02/28/2022
	03/06/2014	—		76,081		11.00	03/06/2024	40,000	786,400
Catherine A. Graham	04/30/2012	133,333		66,667		3.08	04/30/2022
	03/06/2014	—		51,873		11.00	03/06/2024	27,273	536,187
Jeff C. Rinehart	05/18/2011	177,384	(4)	10,416	(4)	2.86	02/23/2021
	02/13/2012	72,918	(5)	27,082	(5)	3.08	02/13/2022
	02/28/2012	6,406	(3)	—		3.08	02/28/2022
	03/06/2014	—		51,873		11.00	03/06/2024	27,273	536,187
James Kenigsberg	01/23/2009	99,900		—		0.60	01/23/2019
	02/23/2011	20,000		—		1.82	06/08/2020
	07/14/2011	8,750		1,250		3.08	06/27/2021
	02/13/2012	36,458		13,542		3.08	02/13/2022
	02/28/2012	5,124	(3)	—		3.08	02/28/2022
	02/25/2013	22,910		27,090		5.75	02/25/2023
	03/06/2014	—		51,873		11.00	03/06/2024	27,273	536,187

(1)
Except as otherwise noted, all options shown vest 25% on the first anniversary of their grant date, and the remaining 75% vest thereafter in 36 equal monthly installments; in each case, the expiration date is 10 years after the grant date. Each restricted stock unit award will vest as to 25% of the underlying shares on each of January 31, 2015, 2016, 2017 and 2018.

(2)
The amounts listed in this column are determined by multiplying the number of units that have not vested by $19.66 (the closing price of our common stock on the last trading day of fiscal year 2014).

(3)
The officer elected to forego a portion of his target cash bonus opportunity under the 2012 Matrix Bonus Plan and received this option in lieu of such portion. Each such option vested in June 2013 upon the satisfaction of performance conditions.

(4)
This option vests as follows: 25% of the shares underlying the option vested on February 23, 2012 and the remaining 75% of the shares underlying the option vest thereafter in 36 equal monthly installments.

(5)
This option vests as follows: 25% of the shares underlying the option vested on January 1, 2013 and the remaining 75% of the shares underlying the option vest thereafter in 36 equal monthly installments.

Pension Benefits

        Our executive officers did not participate in, or otherwise receive any benefits under, any pension plan sponsored by us during the year ended December 31, 2014.

Nonqualified Deferred Compensation

        Our executive officers did not earn any nonqualified deferred compensation benefits from us during the year ended December 31, 2014.

Potential Payments Upon Termination of Employment and in Connection with Change of Control Arrangements

        We have entered into confidential information, invention assignment, work for hire, non-compete and no solicit/no hire agreements with each of Messrs. Paucek and Cohen, which provide, among other things, that during the six-month period after the executive officer's termination of employment with the company, he may not engage, in any capacity, in the business of developing or administering degree-granting distance learning higher education services without the advance written consent of our Board. In exchange for these agreements not to compete, we have agreed to pay Mr. Paucek or Mr. Cohen, as applicable, an amount equal to six months of the highest salary earned during his employment with us.

        Our 2014 Plan provides that in the event of a specified corporate transaction, including without limitation, a consolidation, merger or similar transaction involving our Company, the sale, lease or other disposition of all or substantially all of the assets of our Company or the consolidated assets of our Company and our subsidiaries, or a sale or disposition of at least 50% of the outstanding capital stock of our Company, the administrator will determine how to treat each outstanding stock award.

        The award agreements under our plans provide for certain treatment of outstanding options in the event of a change of control. In the event of a change of control in which the outstanding options are not assumed or substituted, the options granted to our executive officers under the 2014 Plan will vest and become exercisable, and the options granted to our executive officers under the 2008 Plan will vest to the extent that such options would have vested within one year following the change of control. Under both plans, any assumed or substituted options will vest and become exercisable if the executive officers are terminated by the successor corporation without cause within one year of the change of control.

401(k) Plan

        We maintain a tax-qualified retirement plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax advantaged basis. Eligible employees are able to defer eligible compensation subject to applicable annual Code limits. Currently, we match one-third of each eligible employee's contributions up to 6% of total eligible compensation. Employees' pre-tax contributions are allocated to each participant's individual account and are then invested in selected investment alternatives according to the participants' directions. Employees are immediately and fully vested in their contributions, and our matching contribution is also immediately and fully vested when made. The 401(k) plan is intended to be qualified under Section 401(a) of the Code with the 401(k) plan's related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan.

Securities Authorized for Issuance Under Equity Compensation Plans

        The following table provides certain information as of December 31, 2014, with respect to our equity compensation plans (after giving effect to shares issued and/or vesting on such date):

	Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)(1)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a)) (c)(2)
Equity compensation plans approved by security holders(3)	5,850,211	$5.39	959,830
Equity compensation plans not approved by security holders	—	—	—

Total	5,850,211	$5.39	959,830

(1)
In addition to options, warrants and rights, our 2014 Plan allows awards to be made in the form of shares of restricted stock units or other forms of equity-based compensation. As of December 31, 2014, 992,665 shares of restricted stock units issued under our 2014 Plan were outstanding. Such restricted stock units are not reflected in the table above.

(2)
This number reflects the remaining shares available for future issuance under our 2014 Plan as of December 31, 2014. No shares remain available for future issuance under our 2008 Plan.

(3)
Under the terms of our 2014 Plan, the number of shares of the Company's common stock that may be issued under the 2014 Plan will automatically increase on January 1st of each year, for a period of ten years, from January 1, 2015 continuing through January 1, 2024, by 5% of the total number of shares of the Company's common stock outstanding on December 31st of the preceding calendar year, or a lesser number of shares as may be determined by the Board.

Limitations on Liability and Indemnification

        Our Bylaws and amended and restated certificate of incorporation (the "Charter") contain provisions that limit the liability of our current and former directors for monetary damages to the fullest extent permitted by the Delaware General Corporation Law, which provides that directors of a corporation will not be personally liable to us or to our stockholders for monetary damages for any breach of fiduciary duties as a director. However, these provisions do not eliminate or limit the liability of our directors for:

  •
  any breach of the director's duty of loyalty to the Company or its stockholders;

  •
  any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

  •
  unlawful payments of dividends or unlawful stock repurchases or redemptions, as provided in Section 174 of the Delaware General Corporation Law; or

  •
  any transaction from which the director derived an improper personal benefit.

        This limitation of liability does not apply to liabilities arising under federal securities laws and does not affect the availability of equitable remedies such as injunctive relief or rescission.

        Our Bylaws and Charter provide that we are required to indemnify our directors to the fullest extent permitted by the Delaware General Corporation Law. Our Bylaws and Charter also provide that, upon satisfaction of certain conditions, we are required to advance expenses incurred by a director in advance of the final disposition of any action or proceeding, and permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in that capacity regardless of whether we would otherwise be permitted to indemnify him or her under the provisions of Delaware law. Our Bylaws and Charter also provide our Board with discretion to indemnify our officers and employees when determined appropriate by the Board. We have entered and expect to continue to enter into agreements to indemnify our directors as determined by the Board. With certain exceptions, these agreements provide for indemnification for related expenses, including, among other things, attorneys' fees, judgments, fines and settlement amounts incurred by any of these individuals in any action or proceeding. We believe that these provisions and indemnification agreements are necessary to attract and retain qualified persons as directors. We also maintain customary directors' and officers' liability insurance.

        The limitation of liability and indemnification provisions in our Bylaws and Charter may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and other stockholders. Further, a stockholder's investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers, as required by these indemnification provisions. At present, there is no pending litigation or proceeding involving any of our directors, officers or employees for which indemnification is sought and we are not aware of any threatened litigation that may result in claims for indemnification.

REVIEW AND APPROVAL OF TRANSACTIONS WITH RELATED PARTIES

        All related party transactions are reviewed and, as appropriate, may be approved or ratified by the Audit Committee. If a director is involved in the transaction, he may not participate in any review, approval or ratification of such transaction. Related party transactions are approved by the Audit Committee only if, based on all of the facts and circumstances, they are in, or not inconsistent with, the best interests of the Company and the best interests of our stockholders, as the Audit Committee determines in good faith. The Audit Committee takes into account, among other factors it deems appropriate, whether the transaction is on terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party's interest in the transaction.

TRANSACTIONS WITH RELATED PARTIES

        The following is a summary of transactions since the beginning of the Company's 2014 fiscal year to which we have been a participant in which the amount involved exceeded or will exceed $120,000, and in which any of our directors, executive officers or holders of more than five percent of our capital stock, or any members of their immediate family, had or will have a direct or indirect material interest, other than compensation arrangements which are described under "Executive Compensation." For a description of severance arrangements that we have entered into with some of our executive officers, please see "Potential Payments Upon Termination of Employment and in Connection with Change of Control Arrangements."

Sublease to Entity Affiliated with John Katzman

        Pursuant to a sublease agreement dated November 2011, we sublease approximately 8,000 square feet of office space in our New York facility to an entity that is partially owned by John Katzman. Mr. Katzman was a beneficial owner of more than five percent of our common stock and was also an executive officer of our Company until August 2012 and was a director of our Company until December 2012. The sublease requires the subtenant to reimburse us for the allocated cost of the subleased space. For the year ended December 31, 2014, we received $260,376 under this sublease.

Marketing and Event Planning Services

        From time to time, we engage the services of a marketing and event planning company. Robert L. Cohen, our President and Chief Operating Officer, owns an equity interest of approximately 12% of this company. We do not have a written agreement with this company and may terminate this arrangement at any time. We are invoiced for services as they are performed, including out-of-pocket expenses incurred on our behalf and for which we reimburse this company at cost. We paid this company a total of $1,612,000 during the year ended December 31, 2014.

Investor Rights Agreement

        We have entered into an investor rights agreement, as amended, with Mr. Cohen and entities affiliated with Redpoint Ventures, Highland Capital Partners, Novak Biddle Venture Partners, Bessemer Venture Partners and other stockholders. Most of the provisions of this agreement terminated upon completion of the Company's initial public offering, except that the parties maintain specified registration rights with respect to shares of our common stock.

Voting Agreement

        We entered into a voting agreement, as amended, with some of our stockholders, including Messrs. Paucek and Cohen and entities affiliated with Redpoint Ventures, Highland Capital Partners, Novak Biddle Venture Partners, Bessemer Venture Partners and Mr. Katzman. The voting agreement provided for, among other things, the voting of shares with respect to the constituency of our Board and the voting of shares in favor of specified transactions approved by our Board and the requisite supermajority of holders of our outstanding preferred stock. The voting agreement terminated upon the completion of the Company's initial public offering.

Right of First Refusal and Co-Sale Agreement

        We entered into a right of first refusal and co-sale agreement, as amended, with some of our stockholders, including Mr. Cohen and entities affiliated with Redpoint Ventures, Highland Capital Partners, Novak Biddle Venture Partners, Bessemer Venture Partners and Mr. Katzman. The right of first refusal and co-sale agreement, among other things, granted our investors rights of first refusal and co-sale with respect to proposed transfers of our securities by specified stockholders and granted us rights of first refusal with respect to proposed transfers of our securities by specified stockholders. The right of first refusal and co-sale agreement terminated upon the completion of the Company's initial public offering.

Indemnification Agreements

        Our Charter contains provisions limiting the liability of directors, and our Bylaws provide that we will indemnify each of our directors to the fullest extent permitted under Delaware law. Our Bylaws and Charter also provide our Board with discretion to indemnify our officers and employees when determined appropriate by the Board.

        In addition, we have entered into an indemnification agreement with each of our directors and some of our executive officers.

Related Person Transaction Policy

        The Company has adopted a related person transaction policy that sets forth our procedures for the identification, review, consideration and approval or ratification of related person transactions. For purposes of our policy only, a related person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related person are, were or will be participants in which the amount involved exceeds $120,000. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A related person is any executive officer, director or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons.

        Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our Audit Committee, or, if Audit Committee approval would be inappropriate, to another independent body of our Board, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder to enable us to identify any existing or potential related person transactions and to effectuate the terms of the policy. In addition, under our Code of Business Conduct and Ethics, our employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related person transactions, our Audit Committee, or other independent body of our Board, will take into account the relevant available facts and circumstances, including, but not limited to:

  •
  the risks, costs and benefits to us;

  •
  the impact on a director's independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

  •
  the availability of other sources for comparable services or products; and

  •
  the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

        The policy requires that, in determining whether to approve, ratify or reject a related person transaction, our Audit Committee, or other independent body of our Board, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our stockholders, as our Audit Committee, or other independent body of our Board, determines in the good faith exercise of its discretion.

 AUDIT COMMITTEE REPORT*

        The Board has ultimate authority and responsibility for effective corporate governance, including the role of oversight of the management of 2U. The Audit Committee's purpose is to assist the Board in fulfilling its responsibilities to the Company and its stockholders by overseeing the accounting and financial reporting processes of 2U, the audits of 2U's consolidated financial statements and the qualifications, selection and performance of the Company's independent registered public accounting firm.

        The Audit Committee reviews our financial reporting process on behalf of the Board. The Audit Committee relies on the expertise and knowledge of management and the independent auditor in carrying out its oversight responsibilities. Management has the primary responsibility for establishing and maintaining effective systems of internal and disclosure controls, for preparing financial statements, and for the public reporting process. KPMG LLP, 2U's independent registered public accounting firm for 2014, is responsible for expressing opinions on the conformity of the Company's audited financial statements with generally accepted accounting principles and on our internal controls over financial reporting.

        With respect to the fiscal year ended December 31, 2014, the Audit Committee, among other things: oversaw the integrity of the Company's financial statements and financial reporting processes, oversaw compliance with legal and regulatory requirements, reviewed the external auditors' qualifications and independence (including auditor rotation), and evaluated the external auditors' performance.

        The Audit Committee has reviewed and discussed with management and KPMG LLP the audited consolidated financial statements for the year ended December 31, 2014. The Audit Committee also discussed with KPMG LLP all matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board. In addition, the Audit Committee has received from KPMG LLP the written disclosures and letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP's communications with the Audit Committee concerning independence, and the Audit Committee has had discussions with KPMG LLP regarding its independence from the Company and its management.

        Based on the reviews and discussions described above, the Audit Committee recommended to our Board, and the Board approved, inclusion of the audited consolidated financial statements for the fiscal year ended December 31, 2014 in our Annual Report on Form 10-K for 2014 for filing with the SEC. The Audit Committee and the Board have selected KPMG LLP as the Company's independent accountant for fiscal year 2015.

Submitted by the Audit Committee
Sallie L. Krawcheck (Chairperson) Mark J. Chernis Timothy M. Haley

*
The Audit Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other filing of 2U under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that 2U specifically incorporates the Audit Committee Report by reference therein.

Principal Accountant Fees and Services

        The Audit Committee of our Board is responsible for the appointment, oversight and evaluation of our independent registered public accounting firm. The Audit Committee has the sole and direct authority to engage, appoint and replace our independent auditors. In addition, the Audit Committee has established in its charter a policy that every engagement of the Company's independent registered public accounting firm to perform audit or permissible non-audit services on behalf of the Company or any of its subsidiaries requires pre-approval from the Audit Committee or its designee before such independent registered public accounting firm is engaged to provide those services. Our independent registered public accounting firm may not be retained to perform the non-audit services specified in Section 10A(g) of the Exchange Act. Pursuant to the Audit Committee Charter, the Audit Committee reviews and, in its sole discretion, approves in advance the Company's independent registered public accounting firm's annual engagement letter, including the proposed fees contained therein, as well as all audit and, as provided in the Sarbanes-Oxley Act of 2002 and the SEC rules and regulations promulgated thereunder, all permitted non-audit engagements and relationships between the Company and such independent registered public accounting firm (which approval should be made after receiving input from the Company's management, if desired).

        With respect to the audit for the year ended December 31, 2014, the Audit Committee approved the audit services performed by KPMG LLP, as well as certain categories and types of tax and permitted non-audit services.

Independent Registered Public Accounting Firm Fees

        Aggregate fees for professional services rendered by KPMG LLP for the years ended December 31, 2014 and December 31, 2013, were:

Type of Fee	2014	2013
Audit Fees(1)	$581,000	$1,169,000
Audit-Related Fees(2)	—	—
Tax Fees(3)	127,000	22,000
All Other Fees(4)	—	—

Total Fees	$708,000	$1,191,000

(1)
Audit fees consisted of work performed in connection with the audit of our consolidated financial statements included in our registration statements on Form S-1 and our Annual Report on Form 10-K, and the reviews of the unaudited quarterly financial statements included in our Quarterly Reports on Form 10-Q.

(2)
There were no audit-related fees for the years ended December 31, 2014 or 2013.

(3)
Tax fees consisted of services related to tax planning and advisory services.

(4)
There were no other fees for the years ended December 31, 2014 or 2013.

 INCORPORATION BY REFERENCE

        In accordance with SEC rules, notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate this proxy statement or future filings made by 2U under those statutes, and those portions of the information included under the caption "Audit Committee Report" required by the SEC's rules to be included therein, shall not be deemed to be "soliciting material" or "filed" with the SEC and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by 2U under those statutes, except to the extent we specifically incorporate these items by reference.

        We have not incorporated by reference into this proxy statement the information included on or linked from our website, and you should not consider it to be part of this proxy statement.

OTHER MATTERS

        The Board knows of no other matters that have been submitted for consideration at the Meeting other than those referred to in this proxy statement. By submitting the proxy, the stockholder authorizes the persons named on the proxy to use their discretion in voting on any matter brought before the Meeting.

IMPORTANT NOTICE REGARDING DELIVERY
OF STOCKHOLDER DOCUMENTS

        The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy proxy material delivery requirements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is referred to as "householding," potentially provides extra convenience for stockholders and reduces printing and postage costs for companies.

        Some brokers utilize the householding process for proxy materials, in which case, only one copy of this proxy statement may be sent to two or more stockholders sharing the same address. Stockholders who participate in householding will continue to receive separate proxy cards. If you hold your 2U stock in "street name," additional information regarding householding of proxy materials should be forwarded to you by your broker.

        If you wish to receive a separate copy of this proxy statement, we will promptly deliver one to you upon request. You can notify us by sending a written request to 2U, Inc., 8201 Corporate Drive, Suite 900, Landover, Maryland 20785, Attention: Corporate Secretary, or by calling the Corporate Secretary at (301) 892-4350. In addition, if you would like to receive separate proxy statements and annual reports of 2U in the future, or if you are receiving multiple copies of annual reports and proxy statements at an address shared with another stockholder and would like to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares.

 ANNUAL REPORT

        A copy of 2U's Annual Report on Form 10-K for fiscal year 2014 is being mailed together with this proxy statement to all stockholders entitled to notice of and to vote at the Meeting. A copy of our Annual Report, including the financial statements included therein, is also available without charge by visiting the Company's website or upon written request to 2U, Inc., 8201 Corporate Drive, Suite 900, Landover, Maryland 20785, Attention: Corporate Secretary.

By Order of the Board of Directors,

Christopher J. Paucek Chief Executive Officer April 16, 2015

0 ------------------ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ---------------- 14475 2U, INC. Proxy for Annual Meeting of Stockholders May 26, 2015 at 3:30 p.m. This proxy is solicited by the Board of Directors The undersigned stockholder hereby appoints Christopher J. Paucek, Chief Executive Officer and Todd Glassman, Corporate Secretary, each as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all of the shares of common stock of 2U, Inc. (the "Company") that the undersigned stockholder is entitled to vote at the Annual Meeting of Stockholders to be held at the Park Hyatt Washington, 1201 24th Street, NW, Washington, D.C. 20037 on May 26, 2015, beginning at 3:30 p.m. (local time), and any adjournment or postponement thereof. (Continued and to be signed on the reverse side.) 1.1

ANNUAL MEETING OF STOCKHOLDERS OF 2U, INC. May 26, 2015 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://investor.2u.com/annuals-proxies.cfm Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Election of 3 Class I directors nominated by the Board of Directors of the Company, to serve on the Board of Directors until the Company's 2018 annual meeting of stockholders and until their successors are duly elected and qualified or until their earlier death, resignation or removal: O Christopher J. Paucek O Paul A. Maeder O Robert M. Stavis 2. Ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the 2015 fiscal year: This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: NOMINEES: THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. ------------------ ---------------- 20330000000000000000 9 052615 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.